UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 15, 2011 (May 5, 2010)

TEC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53432	13-4013027
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Xinqiao Industrial Park
Jingde County, Anhui Province, 242600
People’s Republic of China
(Address of principal executive offices)

(86) 563 8023488
(Registrant's telephone number, including area code)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01      Change in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On May 4, 2010, the Board of Directors of TEC Technology, Inc. (the “Company”), in connection with the Company’s recent reverse acquisition of TEC Technology Limited (“TEC”), approved the dismissal of LBB & Associates Ltd., LLP (“LBB”), as the Company’s independent auditor, effective as of May 14, 2010.

LBB reviewed the Company’s financial statements as of and for the fiscal quarters ended December 31, 2009 and March 31, 2010. During the period from January 13, 2010, through May 14, 2010, LBB did not report on any of the Company’s annual financial statements, and did not deliver any adverse opinion or disclaimer of opinion or any qualifications or modifications as to uncertainty, audit scope, or accounting principles.

During the period from January 13, 2010, when LBB was engaged, and through LBB’s dismissal on May 14, 2010, there were (1) no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LBB, would have caused LBB to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished LBB with a copy of this disclosure on February 14, 2011, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from LBB, dated February 15, 2011, is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss LBB as the Company’s independent auditor, the Board of Directors of the Company elected to continue TEC’s existing relationship with Madsen & Associates CPA’s, Inc. (“Madsen”) and appointed Madsen as the Company’s independent auditor.

During the years ended December 31, 2009 and 2008 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Madsenwith respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Madsen concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from LBB & Associates Ltd., LLP, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2010	TEC TECHNOLOGY, INC.

By: /s/ Chun Lu
Chun Lu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from LBB & Associates Ltd., LLP, regarding change in certifying accountant